UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2012

MGM RESORTS INTERNATIONAL

(Exact name of registrant as specified in its charter)

DELAWARE	001-10362	88-0215232
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip code)

(702) 693-7120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)           James J. Murren Employment Agreement and Equity Award Amendments

On November 5, 2012, MGM Resorts International, a Delaware corporation (the “Company”), entered into an Employment Agreement with James J. Murren, Chairman of the Board and Chief Executive Officer of the Company (the “Employment Agreement”).  The Employment Agreement provides for a term until December 31, 2016 and a minimum base salary of $2,000,000 per year.

The Employment Agreement also provides for a target bonus for each of fiscal years 2013-2016 equal to 200% of Mr. Murren’s base salary, up to a maximum bonus of 175% of the target bonus; provided that beginning with any bonus payable in respect of services performed for fiscal year 2013 or thereafter, to the extent any such bonus is in excess of 100% of Mr. Murren’s base salary at the beginning of such fiscal year (such excess portion, the “Excess Bonus Amount”), the Excess Bonus Amount will be payable in the form of fully vested performance share units (“PSUs”) with an accounting value equal to the Excess Bonus Amount.  These PSUs will be paid in shares of Company common stock upon the earlier to occur of (i) a Change of Control (as defined in the Employment Agreement), so long as such Change of Control complies with Section 409A or (ii) the end of the three-year PSU performance period.

The Employment Agreement also provides that, in November 2012, Mr. Murren will be granted an equity award with an aggregate grant-date accounting value targeted at $3,500,000, of which 25% will be in the form of restricted stock units (“RSUs”) and 75% will be in the form of PSUs.  This award was made on November 5, 2012 and consisted of 83,572 RSUs and 252,433 PSUs with a performance target of $13.37, subject and pursuant to the Company’s Amended and Restated 2005 Omnibus Incentive Plan and the previously disclosed forms of RSU and PSU award agreements.

On November 5, 2012, the Company also entered into the following technical equity award amendments with Mr. Murren (collectively, the “Equity Award Amendments”): Amendment to MGM Resorts International Time- and Price-Vesting Stock Appreciation Right Agreement (with respect to the Stock Appreciation Right (“SAR”) granted on April 6, 2009 with an $8 share price performance contingency), Amendment to MGM Resorts International Time- and Price-Vesting Stock Appreciation Right Agreement (with respect to the SAR granted on April 6, 2009 with a $17 share price performance contingency), Amendment to MGM Resorts International Time-Vesting Stock Appreciation Right Agreement (with respect to a third SAR granted on April 6, 2009) and Amendment to MGM Resorts International Restricted Stock Units Agreement (with respect to restricted stock units granted on October 3, 2011).  Pursuant to these Equity Award Amendments and the Employment Agreement, Mr. Murren will be a participant under the Company’s COC Policy described below.

Severance benefits are also available to Mr. Murren in connection with a termination of employment not covered by the COC Policy if such termination is by the Company other than for Employer’s Good Cause (as defined in the Employment Agreement) or by Mr. Murren for Employee’s Good Cause (as defined in the Employment Agreement), provided that Mr. Murren delivers to the Company and does not revoke a general release in a form prescribed by the Company.  These benefits consist of a payment equal to 1.5 times the sum of base salary and target bonus (subject to an $8 million cap), 24 months of continued vesting and exercise of outstanding equity incentive awards as if employment continued during such period, and an amount generally equal in value to 24 months of continued health and insurance benefits.

Amended Change of Control Policy

On November 5, 2012, the Company also amended and restated its Change of Control Policy for Executive Officers (the “COC Policy”) to effect certain technical amendments thereto.  The benefits available under the COC Policy have not been modified.

As previously disclosed, the benefits available to participants under the COC Policy in connection with a qualifying termination are as follows, provided that the participant delivers to the Company and does not revoke a general release in a form prescribed by the Company:

•              CEO:  2.0 times the sum of base salary and target bonus (subject to a $10 million cap) and accelerated vesting of equity awards (with up to a 12-month continued exercise period for stock appreciation rights following termination), plus a lump sum payment equal in value to 24 months of continued health and insurance benefits.

•              Other Participants:  2.0 times the sum of base salary and target bonus (subject to a $4 million cap) and accelerated vesting of equity awards (with up to a 12-month continued exercise period for stock appreciation rights following termination), plus a lump sum payment equal in value to 24 months of continued health and insurance benefits.

Change of Control Agreements

On November 5, 2012, the Company also entered into a Memorandum Agreement re: Changes to Severance and Change of Control Policies (the “COC Agreements”) with each of Daniel J. D’Arrigo, Executive Vice President, Chief Financial Officer and Treasurer; William J. Hornbuckle IV, Chief Marketing Officer; and Corey I. Sanders, Chief Operating Officer (the “Other Participants”).  The COC Agreements provide that the Other Participants will be eligible for benefits under the COC Policy, in addition to Mr. Murren as described above.

Pursuant to the COC Agreements, the Other Participants agreed to (i) waive any rights to any other severance compensation and/or benefits in connection with a termination of employment in connection with a change of control, (ii) amend any provisions in his current employment agreement with the Company providing for severance compensation and/or benefits upon termination of employment, other than in connection with a change of control, to provide for the severance benefits described below (the “Non-Change of Control Severance Benefits”), rather than the severance benefits currently provided for in his employment agreement, and (iii) amend any contrary provisions in each award agreement between him and the Company evidencing outstanding SARs and RSUs.

The Non-Change of Control Severance Benefits available to the Other Participants in connection with a termination of employment not covered by the Change of Control Plan and by the Company other than for Employer’s Good Cause (as defined in the applicable employment agreement) or by the executive officer for Employee’s Good Cause (as defined in the applicable employment agreement) are as follows, provided that the applicable Other Participant delivers to the Company and does not revoke a general release in a form prescribed by the Company: the sum of base salary and target bonus (subject to a $3 million cap), 12 months of continued vesting and exercise of outstanding equity incentive awards as if employment continued during such period, and a lump sum payment equal in value to 12 months of continued health and insurance benefits.

The foregoing description of the Employment Agreement, Equity Award Amendments, COC Policy and COC Agreements is a summary and is qualified in its entirety by reference to the full text of the these documents, copies of which are filed as Exhibits 10.1 through 10.7 hereto.

Item 9.01   Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

10.1	Employment Agreement, dated as of November 5, 2012, by and between the Company and James J. Murren.

10.2

Amendment to MGM Resorts International Time- and Price-Vesting Stock Appreciation Right Agreement ($8 SAR granted on April 6, 2009), dated as of November 5, 2012, by and between the Company and James J. Murren.

10.3

Amendment to MGM Resorts International Time- and Price-Vesting Stock Appreciation Right Agreement ($17 SAR granted on April 6, 2009), dated as of November 5, 2012, by and between the Company and James J. Murren.

10.4	Amendment to MGM Resorts International Time-Vesting Stock Appreciation Right Agreement (granted on April 6, 2009), dated as of November 5, 2012, by and between the Company and James J. Murren.

10.5	Amendment to MGM Resorts International Restricted Stock Units Agreement with James J. Murren (granted on October 3, 2011), dated as of November 5, 2012, by and between the Company and James J. Murren.

10.6	MGM Resorts International Change of Control Policy for Executive Officers, dated as of November 5, 2012.

10.7	Form of Memorandum Agreement re: Changes to Severance and Change of Control Policies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2012

MGM Resorts International

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Vice President, Deputy General Counsel & Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement, dated as of November 5, 2012, by and between the Company and James J. Murren.

10.2

Amendment to MGM Resorts International Time- and Price-Vesting Stock Appreciation Right Agreement ($8 SAR granted on April 6, 2009), dated as of November 5, 2012, by and between the Company and James J. Murren.

10.3

Amendment to MGM Resorts International Time- and Price-Vesting Stock Appreciation Right Agreement ($17 SAR granted on April 6, 2009), dated as of November 5, 2012, by and between the Company and James J. Murren.

10.4	Amendment to MGM Resorts International Time-Vesting Stock Appreciation Right Agreement (granted on April 6, 2009), dated as of November 5, 2012, by and between the Company and James J. Murren.

10.5	Amendment to MGM Resorts International Restricted Stock Units Agreement with James J. Murren (granted on October 3, 2011), dated as of November 5, 2012, by and between the Company and James J. Murren.

10.6	MGM Resorts International Change of Control Policy for Executive Officers, dated as of November 5, 2012.

10.7	Form of Memorandum Agreement re: Changes to Severance and Change of Control Policies.